Report of
Independent
Registered
Public Accounting Firm

To the Shareholders
and Board of Directors of
Federated Municipal
Securities Fund Inc

In planning and
performing our
audit of the
financial statements
of Federated Municipal
Securities Fund
Inc the Fund as
of and for the
year ended March 31
 2007 in accordance
with the standards
of the
Public Company
Accounting Oversight
Board United States
we considered its
internal control over
financial reporting
including control
activities for
safeguarding
securities as a basis
for designing our
auditing procedures
 for the purpose of
expressing our opinion
on the financial statements
 and to comply
with the requirements
of Form N-SAR but not
for the purpose of
expressing an opinion on the
effectiveness of the
Funds internal control
 over financial reporting
Accordingly we express no
such
opinion

The management of the
Fund is responsible
for establishing and
maintaining effective
internal control over
financial reporting
In fulfilling this
responsibility
estimates and judgments
by management are required
to assess the expected
benefits and related
costs of controls A
companys internal control
over financial
reporting is a process
designed to provide
reasonable assurance
regarding the reliability
 of financial
reporting and the
preparation of financial
 statements for external
purposes in accordance
with generally
accepted accounting
principles  Such
internal control
includes policies
and procedures that
provide
reasonable assurance
regarding prevention
or timely detection
of unauthorized
acquisition use or
disposition of a
companys assets that
 could have a material
effect on the financial statements

Because of its inherent
limitations internal
control over financial
reporting may not prevent
 or detect
misstatements Also
projections of any
evaluation of
effectiveness to
future periods are
subject to the risk
that controls may
 become inadequate
because of changes
in conditions or that
 the degree of compliance
with the polices or
procedures may deteriorate

A control deficiency
exists when the design
or operation of a control
does not allow management
or
employees in the normal
course of performing
their assigned functions
to prevent or detect
misstatements
on a timely basis
A significant deficiency
is a control deficiency
or combination of control
deficiencies
that adversely affects
the companys ability to
initiate authorize record
 process or report
external financial
data reliably in accordance
with generally accepted
accounting principles such
that there is more than
a
remote likelihood that a
misstatement of the companys
 annual or interim financial
statements that is more
than inconsequential will
not be prevented or detected
A material weakness is a
significant deficiency or
combination of significant
deficiencies that results
in more than a remote
likelihood that a material
misstatement of the annual
or interim financial statements
 will be not prevented or
detected

Our consideration of the
Funds internal control over
 financial reporting was
 for the limited purpose
described in the first
 paragraph and would not
necessarily disclose
all deficiencies in
internal control that
might be significant
deficiencies or material
weaknesses under standards
established by the Public
Company Accounting Oversight
Board United States  However
 we noted no deficiencies
in the Funds
internal control over
financial
reporting and its operation
 including controls for
safeguarding securities
that we consider to be
a material weakness as
defined above as of March
31 2007





This report is intended
solely for the information
and use of management and
 the Board of Directors of
 the
Fund and the Securities
and Exchange Commission
and is not intended to
be and should not be used
by
anyone other than these
specified parties




sERNST  YOUNG LLP



Boston Massachusetts
May 17 2007